UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

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FUSHI INTERNATIONAL, INC.
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(Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China	116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01	Other Events

On March 29, 2007, the Company issued the press release annexed hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	ExhibitsDescription of Exhibit

99.1	Press release, dated March 29, 2007, issued by Fushi International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI INTERNATIONAL, INC.

Date: March 29, 2007	By:	/s/ Chris Wang
Chris Wang
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated March 29, 2007, issued by Fushi International, Inc.